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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC  20549


                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



                                  February 11, 1997
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                   Date of report (Date of earliest event reported)



                              TENGTU INTERNATIONAL CORP.
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                  (Exact Name of Registrant as Specified in Charter)


    DELAWARE                         033-27707                 77-0407366
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(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
Incorporation)                                              Identification  No.)



              19105 36TH AVENUE, SUITE 207
                   LYNNWOOD, WA                                    98037
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       (Address of Principal Executive Offices)                 (Zip Code)


                                    (604) 685-3234
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                 (Registrant's telephone number, including area code)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)(1)   Previous independent accountants.

         (i) Tengtu International Corp. (the "Company") received the resignation, dated December 9, 1996, of Gerald R. Perlstein (the "Former Accountant"), as the independent accountant of Company.

         (ii) The Former Accountant reported on the Company's financial statements for the fiscal years ended June 30, 1995 and 1996. The reports of the Former Accountant on the financial statements for such years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         (iii) The Company's Board of Directors has accepted the resignation of the Former Accountant but has not yet selected successor accountants.

         (iv) During the Company's fiscal years ended June 30, 1995 and 1996 and through the date of this report, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the Former Accountant's satisfaction would have caused him to make reference to the subject matter of the disagreement(s) in his report on the financial statements for such years.

         (iv) During the fiscal years ended December 31, 1994 and 1995 and through the date of this report, the Former Accountant did not advise the Company with respect to the matters described in paragraphs (B)(1) through (3) of Item 304 of Regulation S-B.

                 The Company has authorized the Former Accountant to respond fully to any inquiries of the Company's successor accountants, when appointed, concerning the matters described above.

(a)(2)   Not applicable.

(a)(3) The Company has provided the Former Accountant with a copy of the foregoing disclosures and has requested in writing that the Former Accountant furnish it with a letter addressed to the Commission stating whether or not it agrees with such disclosures. A copy of such letter is filed as Exhibit 99-1 to this report in accordance with Item 601 of Regulation S-B.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Not applicable.

(b)      Not applicable.

(c) The letter of the Former Accountant is filed as Exhibit 99.1 to this report in accordance with the provisions of Item 601 of Regulation S-B.



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                                      SIGNATURE

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, herewith duly authorized.


                             TENGTU INTERNATIONAL CORP.




                             By:  /s/ STEPHEN E. DADSON
                                 ------------------------------
                             Name:  Stephen E. Dadson
                             Title: Secretary


Dated:  February 11, 1997